     As filed with the Securities and Exchange Commission on April 9, 2001

                                          REGISTRATION STATEMENT NO. 333-

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                            -------------------------

                              SEGUE SOFTWARE, INC.
             (Exact name of Registrant as specified in its charter)

        DELAWARE                                      95-4188982
(State of incorporation)                (I.R.S. Employer Identification Number)

                                201 SPRING STREET
                         LEXINGTON, MASSACHUSETTS 02421
                                (781) 402 - 1000

       (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

            SEGUE SOFTWARE, INC. 1996 AMENDED AND RESTATED INCENTIVE
                 AND NON-QUALIFIED STOCK OPTION PLAN, AS AMENDED
                            (Full Title of the Plan)



                                STEPHEN B. BUTLER
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              SEGUE SOFTWARE, INC.
                                201 SPRING STREET
                         LEXINGTON, MASSACHUSETTS 02421
                                (781) 402 - 1000

            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                          ----------------------------

                                 With a copy to:
                             Jeffrey C. Hadden, P.C.
                               GOODWIN PROCTER LLP
                                 Exchange Place
                                 53 State Street
                        Boston, Massachusetts 02109-2881
                                 (617) 570-1000
                          -----------------------------

                         CALCULATION OF REGISTRATION FEE


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 Title of Securities Being        Amount to be           Proposed Maximum          Proposed Maximum          Amount of
         Registered              Registered (1)      Offering Price Per Share  Aggregate Offering Price   Registration Fee
                                                                (2)                       (2)
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1996 Amended and Restated            473,603 shares                $4.80            $ 2,273,294.40            $568.32
Incentive and Non-Qualified
Stock Option Plan, as
amended.  Common Stock, par
value $.01 per share
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(1) This registration statement also relates to such additional number of shares available for issuance under the plan as may be required pursuant to the plan in the event of a stock dividend, stock split, recapitalization or other similar event, or as otherwise provided for in the plan.

(2) This estimate is based on the average of the high and low sales prices on the Nasdaq National Market of the Common Stock of Segue Software, Inc. on April 3, 2001 pursuant to Rules 457(c) and (h) under the Securities Act of 1933, as amended, solely for purposes of determining the registration fee.

         Pursuant to General Instruction E to Form S-8, Segue Software, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the contents of the Registration Statements on Form S-8 previously filed with the Securities and Exchange Commission on: (i) August 7, 2000 (File No. 333-43216); (ii) November 23, 1998 (File No. 333-67739); (iii) August 5,
1997 (File No. 333-32903); and (iv) August 1, 1996 (File No. 333-09393). This
Registration Statement is being filed to register an additional 473,603 shares of the Registrant's common stock, par value $.01 per share, subject to issuance under the Registrant's 1996 Amended and Restated Incentive and Non-Qualified Stock Option Plan, as amended (the "Plan").

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Lexington, Commonwealth of Massachusetts, on April 6, 2001.

                                      SEGUE SOFTWARE, INC.


                                      By: /s/ STEPHEN B. BUTLER
                                          ------------------------
                                          Stephen B. Butler
                                          President and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned officers and directors of Segue Software, Inc. hereby severally constitute Stephen B. Butler and Douglas Zaccaro, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the registration statement filed herewith and any and all amendments to said registration statement, and generally to do all such things in our names and in our capacities as officers and directors to enable Segue Software, Inc. to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said registration statement and any and all amendments thereto.

          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURE                               CAPACITY                                   DATE
 /S/ STEPHEN B. BUTLER     President, Chief Executive Officer,                 April 6, 2001
-------------------------  Director (Principal Executive Officer)
Stephen B. Butler


 /S/ DOUGLAS ZACCARO       Chief Financial Officer and Treasurer               April 6, 2001
-------------------------  (Principal Financial and Accounting Officer)
Douglas Zaccaro


 /S/ LEONARD E. BAUM       Director                                            April 6, 2001
-------------------------
Leonard E. Baum


 /S/ EDMUND F. KELLY       Director                                            April 6, 2001
-------------------------
Edmund F. Kelly


 /S/ JOHN R. LEVINE        Director                                            April 5, 2001
-------------------------
John R. Levine


 /S/ ROBERT W. POWERS, JR. Director                                            April 6, 2001
-------------------------
Robert W. Powers, Jr.


 /S/ JYOTI PRAKASH         Director                                            April 4, 2001
-------------------------
Jyoti Prakash


 /S/ HOWARD L. MORGAN      Director                                            April 6, 2001
-------------------------
Howard L. Morgan


 /S/ JAMES H. SIMONS       Director                                            April 6, 2001
-------------------------
James H. Simons


                                                   EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
-----------                -----------
      4.1 Segue Software, Inc. Amended and Restated Certificate of Incorporation (incorporated herein by reference to exhibit 3.2 of the Company's Registration Statement on Form S-1 (File No. 333-1488) as filed with the Commission on February 16, 1996).

      4.2 Segue Software, Inc. By-laws (incorporated herein by reference to exhibit 3.3 of the Company's Registration Statement on Form S-1 (File No. 333-1488) as filed with the Commission on February 16,
               1996).

      4.3 Segue Software, Inc. 1996 Amended and Restated Incentive and Non-Qualified Stock Option Plan (incorporated herein by reference to Appendix A of the Company's Definitive Proxy Statement on
               Schedule 14A (File No. 000-27794) as filed with the Commission on June 26, 1996).

      4.4 Amendment No. 1 to Segue Software, Inc. 1996 Amended and Restated Incentive and Non-Qualified Stock Option Plan (incorporated herein by reference to exhibit 4.3 of the Company's Registration Statement on Form S-8 (File No. 333-32903) as filed with the Commission on August 5, 1997).

      4.5 Amendment No. 2 to Segue Software, Inc. 1996 Amended and Restated Incentive and Non-Qualified Stock Option Plan (incorporated herein by reference to exhibit 4.3 of the Company's Registration Statement on Form S-8 (File No. 333-67739) as filed with the Commission on November 23, 1998).

      4.6 Amendment No. 3 to Segue Software, Inc. 1996 Amended and Restated Incentive and Non-Qualified Stock Option Plan (incorporated herein by reference to exhibit 4.8 of the Company's Registration Statement on Form S-8 (File No. 333-43216) as filed with the Commission on August 7, 2000).

     *5.1 Opinion of Goodwin Procter LLP as to the legality of the securities being registered.

     23.1      Consent of Goodwin Procter LLP (included in Exhibit 5.1).

    *23.2      Consent of PricewaterhouseCoopers LLP.

    *23.3      Consent of Grant Thornton LLP.

     24.1 Powers of Attorney (included on the signature page of this registration statement).


                    *Filed herewith